Description of business	12 Months Ended
Dec. 31, 2025
Disclosure of Nature of Business [Abstract]
Description of business
(1)	Description of business -
Grupo Aeroméxico, S. A. B. de C. V. (the “Company”) is a company incorporated under the laws of Mexico. The address of the Company is Paseo de la Reforma 243 25 th
Floor, Colonia Cuauhtémoc, 06500 Mexico City, Mexico. The consolidated financial statements of the Company as of and for the years ended December 31, 2025, 2024 and 2023, comprise the Company and its subsidiaries (together referred to as the “Group” or “Grupo Aeroméxico” and individually as “Group entities”).
The Company is listed on the New York Stock Exchange (“NYSE”) and on the Mexican Stock Exchange (“BMV”). The principal activity of the Group is to provide air transport services for passengers, goods and cargo and loyalty program, inside and outside of Mexico, training and management services, franchise systems commercialization and management of investment in shares.